CHINA GLOBAL LINES LTD.
華 洋 航 運 有 限 公 司

Room 2501-2503, 25 Floor, No. 69 Jervois Street, Sheung Wan, Hong Kong.
香 港 上 環 蘇 杭 街 69號25樓2501-2503室
Tel: 852-2136 6013 Fax: 852-2136 6008, 2136 6119 E-mail: global@cglhkg.com

Ref: CGL-054/09/009/2009

15 September 2009

Lee, Wing On Samson (Mr.)
FLAT 15D, BLOCK 2,
THE GRAND PANORAMA,
10 ROBINSON ROAD,
MID-LEVELS,
HONG KONG.

Dear Mr. Lee,

We have much pleasure to confirm your employment as General Manager in China Global Lines Ltd. Terms and conditions of employment are as follows:

1. Date of commencement

15 September 2009

2. Office Hours

Monday to Friday – 9:00 am to 6:00pm
Saturday 9:00 am to 1:00pm

3. Annual Leave

14 days Annual leave entitlement [including Sunday of annual leave crossing over the weekend] Any rest day or statutory holiday falling within a period of annual leave will be counted as annual leave. An employee is entitled to have paid annual leave after the probationary period for three months.

4. Probation

There will be a three-month probationary period. During probation period, advance notice or payment is not required for both parties should anyone wishes to terminate this employment in the first month, and 7 days advance notice or payment in lieu must be given thereafter. After the probation period, one months advance notice or payment in lieu must be given.

5. Monthly Salary

HK$18,000 per month

6. Housing Allowance

HK$12,000 per month

CHINA GLOBAL LINES LTD.
華洋航運有限公司
Room 2501-2503, 25 Floor, No. 69 Jervois Street, Sheung Wan, Hong Kong.
香港上環蘇杭街69號25樓2501-2503室
Tel: 852-2136 6013 Fax: 852-2136 6008, 2136 6119 E-mail: global@cglhkg.com

7. **MPF (Mandatory Provident Fund)**
After 60 days, company will provide provident fund Scheme of 5% of monthly salary (with maximum of HKD1,000 per month). Staff also requires to pay for 5% of monthly salary according to the MPF rules.

Please kindly sign and return the duplicate copy of this letter to us as an acknowledgement of acceptance.

Faithfully yours,
For and on behalf of
CHINA GLOBAL LINES LIMITED

Byron Lee
Managing Director

Accepted and signed by:

Lee Wing On
HKID no.: K931613(2)

Employer's copy